                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 14, 2000
                              --------------------

                             LaRoche Industries Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              Delaware               33-79532              13-3341472
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   (STATE OR OTHER JURISDICTION    (COMMISSION           (IRS EMPLOYER
         OF INCORPORATION)         FILE NUMBER)        IDENTIFICATION NO.)

              1100 Johnson Ferry Road Atlanta, Georgia     30342
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            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

     Registrant's telephone number, including area code    (404) 851-0300
                               -------------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. Other Matters.

On February 14, 2000, LaRoche Industries Inc., a Delaware corporation (the "Company"), announced that it had retained Chanin Capital Partners to explore capital structure alternatives for the Company. This effort is consistent with the Company's recent comprehensive review of its business strategy and its ongoing need to reduce financing costs and improve liquidity. Chanin Capital Partners is a national investment banking firm specializing in restructuring transactions.







                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LaRoche Industries Inc.
                                   (Registrant)





                                   /s/ By: Gerald B. Curran
                                   Vice President and Chief Financial Officer